ALEXANDER & BALDWIN, INC.

Subsidiaries as of February 1, 2018

Name of Subsidiary	State or Other Jurisdiction Under Which Organized

SUBSIDIARIES AND RELATED ENTITIES*
Alexander & Baldwin Investments, LLC	Delaware
Alexander & Baldwin, LLC	Delaware
Alexander & Baldwin, LLC, Series R	Delaware
A&B Deer Valley LLC	Delaware
A&B Gateway LLC	Hawaii
A&B Little Cottonwood LLC	Delaware
A&B Lot 100 LLC	Hawaii
A&B Mililani Investment LLC	Hawaii
A&B Napili LLC	Hawaii
A & B Properties Hawaii, LLC, Series R	Delaware
A&B Lanihau LLC	Hawaii
A&B Manoa LLC	Hawaii
A&B Ninigret LLC	Hawaii
A&B P&L LLC	Hawaii
A&B Visalia 1 LLC	Hawaii
A&B Visalia 3 LLC	Delaware
A&B Wailea LLC	Hawaii
A&B Waipio 100 LLC	Hawaii
A&B Waipio Shopping Center LLC	Hawaii
AB Properties Concorde LLC	Hawaii
ABP Deer Valley LLC	Delaware
ABP E1 LLC	Hawaii
ABP ER1 LLC***	Hawaii
ABP Honokohau LLC	Hawaii
ABP Kailua Road LLC	Hawaii
ABP Kakaako Commerce 1 LLC	Hawaii
ABP Kakaako Commerce 2 LLC	Hawaii
ABP Komohana LLC	Hawaii
ABP KR1 LLC***	Hawaii
ABP KR2 LLC***	Hawaii
ABP KR3 LLC***	Hawaii
ABP LR1 LLC***	Hawaii
ABP LR2 LLC***	Hawaii
ABP LR3 LLC***	Hawaii
ABP Manoa Marketplace LH LLC	Hawaii
ABP Mililani Gateway LLC	Hawaii
ABP Mililani Gateway South LLC	Hawaii
ABP Napili LLC	Hawaii
ABP Pearl Highlands LLC	Hawaii

Name of Subsidiary	State or Other Jurisdiction Under Which Organized

ABP Residuary LLC	Hawaii
ABP 2927 East Manoa Road LLC	Hawaii
ABP Ulupuni LLC	Hawaii
ABP Windward LLC	Hawaii
Aikahi Park Holdings LLC	Hawaii
EOK Kihei LLC	Hawaii
Kahului Town Center LLC	Hawaii
KKV Management LLC	Hawaii
Palmdale Trade & Commerce Center,	California
LLC**
Panama and Gosford Retail, LLC**	California
Port Allen Residential LLC	Hawaii
Rye Canyon Office Partners, LLC**	California
Square One Lahaina LLC	Hawaii
Wailea Estates LLC	Hawaii
WDCI Deer Valley LLC	Delaware
WDCI Komohana LLC	Hawaii
A&B Waianae LLC	Delaware
AB Hawaii Royal MacArthur LLC	Hawaii
ABI Concorde LLC	Hawaii
ABI Mililani Gateway South LLC	Hawaii
ABL Ag. LLC	Hawaii
ABL Exchange LLC	Hawaii
ABL Hahani LLC	Hawaii
ABL Hamakua LLC	Hawaii
ABL Kakaako Commerce 1 LLC	Hawaii
ABL Kakaako Commerce 2 LLC	Hawaii
ABL Kelo LLC	Hawaii
ABL Manoa Marketplace LF LLC	Hawaii
ABL Manoa Marketplace LH LLC	Hawaii
ABL 233 Lahainaluna Road LLC	Hawaii
ABX Napili LLC	Hawaii
DSD LLC	Hawaii
East Maui Landholdings, LLC	Hawaii
EMI Kakaako Commerce LLC	Hawaii
EMI Residuary LLC	Hawaii
Kukui’ula Acres LLC	Hawaii
Kukui’ula Village LLC**	Delaware
Kukui’ula Web IP LLC	Hawaii
Lodge IP LLC**	Hawaii
McBryde Sugar Company, LLC, Series R	Delaware
McBryde Concorde LLC	Hawaii
Alexander & Baldwin, LLC, Series T	Delaware

Name of Subsidiary	State or Other Jurisdiction Under Which Organized

A&B KRS II LLC	Hawaii
A & B Properties Hawaii, LLC, Series T	Delaware
A&B Airport Hotel LLC	Hawaii
A&B Guam LLC	Hawaii
A&B Ka Milo LLC	Hawaii
A&B Kakaako LLC	Hawaii
A&B Kane LLC	Hawaii
A&B Kihei LLC	Hawaii
Kamalani Ventures LLC	Hawaii
A&B Kukui’ula Fairway Homes LLC	Hawaii
ABP-EWP Development LLC**	Hawaii
A&B MF-11 LLC	Hawaii
Keala O Wailea LLC**	Hawaii
A&B MLR LLC	Hawaii
MLR Golf Partners LLC**	Hawaii
A&B Riverside LLC	Hawaii
A&B Santa Barbara LLC	Hawaii
Santa Barbara Land and Ranching	Delaware
Company, LLC**
A&B Waiawa LLC	Hawaii
A&B Waikiki LLC	Hawaii
A&B Wailea Ridge Holdings LLC	Hawaii
Blacksand Hawaii Investment LLC	Hawaii
EOK 4607 LLC	Hawaii
4607 Kahala LLC**	Hawaii
Estates of Kahala LLC	Hawaii
Keawe Development LLC	Hawaii
The Collection LLC**	Hawaii
Wailea MF-7 LLC	Hawaii
Wailea MF-8 LLC	Hawaii
Kai Malu Wailea LLC**	Hawaii
Waimanu Development LLC	Hawaii
Kewalo Development LLC**	Hawaii
A&B II, LLC	Hawaii
A&B EKS Holdings LLC	Hawaii
A&B EKS LH LLC	Hawaii
Grace Pacific LLC	Hawaii
G P Maintenance Solutions, Inc.	Hawaii
G P Roadway Solutions, Inc.	Hawaii
GLP Asphalt LLC**	Hawaii
Grace Pacific Precast, Inc.	Hawaii
GP/RM Prestress, LLC**	Hawaii
Maui Paving, LLC**	Hawaii

Name of Subsidiary	State or Other Jurisdiction Under Which Organized

Niu Construction, Inc.	Hawaii
Oahu Paving Company, Inc.	Hawaii
Pohaku Pa’a, LLC**	Hawaii
ABHI Management LLC	Hawaii
Agri-Quest Development Company, Inc.	Hawaii
Central Maui Feedstocks LLC	Hawaii
East Maui Irrigation Company, LLC	Hawaii
Kahului Trucking & Storage, Inc.	Hawaii
Kauai Commercial Company, Incorporated	Hawaii
KDC, LLC	Hawaii
BKDC Kauai Estates LLC**	Hawaii
Kukui’ula Development Company (Hawaii),	Hawaii
LLC
KDCH Workforce Housing LLC**	Hawaii
Koloa Housing I LLC**	Hawaii
Kukui’ula Makai LLC**	Hawaii
Kukui’ula Realty Group LLC**	Hawaii
Kukui’ula South Shore Community	Hawaii
Services, LLC**
Makai Cottage Model, LLC**
Kukui’ula Housing Development LLC**	Hawaii
Kukui’ula Model Home LLC**	Hawaii
Lodge Hale Development, LLC**	Hawaii
Kukui’ula Housing Development II, LLC**	Hawaii
Kainani Villas, LLC**	Hawaii
Kukui’ula Residential Development,	Hawaii
LLC**
Kukui’ula Development, LLC	Hawaii
South Shore Resources LLC	Hawaii
Kulolio Ranch LLC	Hawaii
McBryde Sugar Company, LLC, Series T	Delaware
McBryde Camp Housing LLC	Hawaii
McBryde Resources, Inc.	Hawaii
Ohanui Corporation	Hawaii
WTEI, LLC	Hawaii
WAISOLARTEI, Inc.	Hawaii

OTHER RELATED ENTITIES
Alexander & Baldwin Foundation	Hawaii
Alexander & Baldwin Sugar Museum	Hawaii
Brydeswood Water Company	Hawaii
Hawaiian Sugar & Transportation Cooperative	Hawaii

Name of Subsidiary	State or Other Jurisdiction Under Which Organized

INACTIVE SUBSIDIARIES*
A & B Inc.	Hawaii

* Wholly-owned unless otherwise indicated.
** Partial ownership.
*** Currently managed by third party.